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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 28, 2000
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 13, 2000



                       PAN PACIFIC RETAIL PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)



            MARYLAND                     001-13243              33-0752457
  (State or other jurisdiction          (Commission          (I.R.S. Employer
of incorporation or organization)       File Number)      Identification Number)


       1631-B SOUTH MELROSE DRIVE
           VISTA, CALIFORNIA                                       92083
(Address of principal executive offices)                        (Zip Code)


                                 (760) 727-1002
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OF ASSETS.

        On November 13, 2000, pursuant to an Amended and Restated Agreement and Plan of Merger dated as of August 21, 2000 between Pan Pacific Retail Properties, Inc., a Maryland corporation ("Pan Pacific"), and Western Properties Trust, a California real estate investment trust ("Western"), WPT, Inc., a California corporation ("WPT") (which was the successor to Western immediately prior to the Merger) merged with and into Pan Pacific (the "Merger"). In the Merger, each issued and outstanding share of common stock, no par value, of WPT was converted into 0.62 shares of common stock, par value $.01 per share, of Pan Pacific ("Pan Pacific Common Stock"), with cash being paid in lieu of fractional shares of Pan Pacific Common Stock.

        In connection with the Merger, Pan Pacific has assumed Western's obligations under its 7.875% Unsecured Senior Notes Due 2004, 7.10% Unsecured Senior Notes Due 2006, 7.20% Unsecured Senior Notes Due 2008 and 7.30% Unsecured Senior Notes Due 2010, and the indentures under which the notes were issued.

        On November 14, 2000, Pan Pacific issued a press release regarding the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of business acquired.

        The audited consolidated financial statements as of December 31, 1999 and 1998 and for each of the years in the three year period ended December 31, 1999 of Western (incorporated by reference from Western's Annual Report on Form 10-K for the year ended December 31, 1999).

        The unaudited consolidated financial statements as of September 30, 2000 and for the three months ended September 30, 2000 (incorporated by reference from Western's Quarterly Report on Form 10-Q for the quarter ended September 30,
2000).

        (b) The pro forma financial information as previously reported is incorporated by reference from Pan Pacific's Registration Statement on Form S-4 (File No. 333-45944).

        (c) Exhibits

              23.1      Consent of KPMG LLP.
              99.1 Press Release, dated November 14, 2000, issued by Pan Pacific Retail Properties, Inc.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PAN PACIFIC RETAIL PROPERTIES, INC.


                                         By: /s/ JOSEPH B. TYSON
                                             -----------------------------------
                                             Name: Joseph B. Tyson
                                             Title: Chief Financial Officer and
                                                    Secretary


Dated: November 28, 2000

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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                        DESCRIPTION
     -------                       -----------
      23.1         Consent of KPMG LLP.

      99.1 Press Release, dated November 14, 2000, issued by Pan Pacific Retail Properties, Inc.